UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. ____)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

AMERICAN FINANCIAL GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(2)	Aggregate number of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:
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(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 12, 2015.

AMERICAN FINANCIAL GROUP, INC.	Meeting Information

Meeting Type:           Annual Meeting

For holders as of:      March 18, 2015

Date:  May 12, 2015         Time: 11:00 AM EDT

Location: Great American Insurance Group Tower

18th Floor

301 East Fourth Street

Cincinnati, Ohio 45202

AMERICAN FINANCIAL GROUP, INC. GREAT AMERICAN INSURANCE GROUP TOWER 301 EAST FOURTH STREET CINCINNATI, OH 45202 ATTN: KARL J. GRAFE

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

 — Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report 2. Notice & Proxy Statement 3. Form 10-K

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 28, 2015 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com.  Have the information that is printed in the box marked by the arrow  (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR each of the following nominees:

1.	Election of Directors

Nominees:

01)	Carl H. Lindner III	07)	James E. Evans
02)	S. Craig Lindner	08)	Terry S. Jacobs
03)	Kenneth C. Ambrecht	09)	Gregory G. Joseph
04)	John B. Berding	10)	William W. Verity
05)	Joseph E. (Jeff) Consolino	11)	John I. Von Lehman
06)	Virginia C. Drosos

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

2.	Proposal to ratify the Audit Committee's appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for 2015.

3.	Advisory Vote on Compensation of Named Executive Officers.

4.	Approval of 2015 Stock Incentive Plan.

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

AMERICAN FINANCIAL GROUP, INC. GREAT AMERICAN INSURANCE GROUP TOWER 301 EAST FOURTH STREET CINCINNATI, OH 45202 ATTN: KARL J. GRAFE

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until

11:59 P.M. Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M85288-P59465	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMERICAN FINANCIAL GROUP, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. __________________________

The Board of Directors recommends you vote FOR		☐	☐	☐
each of the following nominees:

1.	Election of Directors
Nominees

01) Carl H. Lindner III	07) James E. Evans
02) S. Craig Lindner	08) Terry S. Jacobs
03) Kenneth C. Ambrecht	09) Gregory G. Joseph
04) John B. Berding	10) William W. Verity
05) Joseph E. (Jeff) Consolino	11) John I. Von Lehman
06) Virginia C. Drosos

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.				For	Against	Abstain

2.	Proposal to ratify the Audit Committee's appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for 2015.			☐	☐	☐

3.	Advisory Vote on Compensation of Named Executive Officers.			☐	☐	☐

4.	Approval of 2015 Stock Incentive Plan.			☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

For address changes/comments, mark here.
(see reverse for instructions)			☐

Please indicate if you plan to attend this meeting.	☐	☐
	Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.

M85289-P59465

AMERICAN FINANCIAL GROUP, INC.

Annual Meeting of Shareholders

May 12, 2015 11:00 A.M. Eastern Daylight Time

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Karl J. Grafe and Mark A. Weiss, and either of them, attorneys and proxies, with the power of substitution to each, to vote all shares of common stock of the Company that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held May 12, 2015, at 11:00 A.M. Eastern Daylight Time, on the matters set forth on the reverse side (and at their discretion to cumulate votes in the election of directors if cumulative voting is invoked by a shareholder through proper notice to the Company), and on such other matters as may properly come before the meeting or any postponement or adjournment thereof. This proxy, when properly executed, will be voted as directed by the shareholder(s). If no such directions are made, this proxy will be voted FOR the election to the Board of Directors of the nominees listed on the reverse side and FOR each remaining proposal.

Address Changes/Comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side